                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2002
                                                           ------------

                               Analex Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    0-5404                      71-0869563
            -----------------------  --------------------------------
           (Commission File Number) (IRS Employer Identification No.)


             5904 Richmond Highway, Suite 300, Alexandria, VA 22309
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 329-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                  Hadron, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Hadron, Inc. (OTC BB:HDRN) issued press releases on July 1, 2002 and July 2, 2002, announcing that has changed its name to Analex Corporation and reorganized in Delaware. This name change and reorganization was effectuated by a merger into and with Analex Corporation, a Delaware corporation, its wholly-owned subsidiary. The Registrant's shareholders approved the merger transaction at the Registrant's Annual Meeting of Shareholders on May 21, 2002. As a result of the merger, the corporate existence of Hadron ceased to exist and it has become a Delaware corporation under the name "Analex Corporation" effective July 1, 2002. The Registrant's new trading symbol is "ANLX" and new CUSIP number is: 032653 10 7. Each share of Common Stock of Hadron, Inc. outstanding immediately prior to the merger has become one share of Common Stock of Analex Corporation.

Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Press Release dated July 1, 2002 is included herein as
             Exhibit 99.1.

             Press Release dated July 2, 2002 is including herein as
             Exhibit 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Analex Corporation

Date:  July 2, 2002                      By:  /s/ Sterling E. Phillips, Jr.
                                             ------------------------------
                                             Sterling E. Phillips, Jr.
                                             Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.   Exhibit
-----------   -------

  99.1        Press Release dated July 1, 2002
  99.2        Press Release dated July 2, 2002